Exhibit 32.1

Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q for the quarter ended September 30, 2010 (the “Report”) of OPNET Technologies, Inc. (the “Company”), I, Marc A. Cohen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2010	By:	/S/ MARC A. COHEN
Marc A. Cohen
Chairman and Chief Executive Officer